2000 Semiannual Report

Centennial Government Trust

December 31, 2000

Dear Shareholder:

During the recent six-month period that ended December 31, 2000, Centennial Government Trust produced an annualized yield of 5.84%, and an annualized yield including the effects of compounding of 6.01% for the six-month period. The Trust’s annualized seven-day and compounded annualized seven-day yields on December 31, 2000, were 5.82% and 5.99%, respectively.1

Although the Trust is managed to emphasize liquidity and safety, these returns were higher than those reported six months ago, due primarily to the impact of higher short-term interest rates during the period.

Interest rates were driven higher by a series of short-term interest rate hikes initiated by the Federal Reserve Board (“the Fed”) in late 1999 and early 2000. The Fed raised rates a total of six times during that period in an effort to avert inflation and slow the overheated U.S. economy, culminating in an aggressive half-point increase in mid-May 2000. Although the last of these rate hikes occurred before the reporting period began, expectations of further raises maintained upward pressure on bond yields for much of the period.

In mid-2000, the Fed’s strategy began showing initial signs of success, as the nation’s overall levels of manufacturing output and housing sales eased. Evidence mounted throughout the period that the pace of economic growth had indeed begun to moderate. However, during the reporting period, the Fed kept rates steady—as a check on inflationary pressures resulting from a continuing tight labor market and rising energy prices.

We took advantage of these conditions by lengthening the Trust’s average maturity. Since securities with longer maturities generally offer higher yields than shorter term securities, this move enabled us to capture additional yield. During the reporting period, the Trust’s average maturity lengthened from approximately 38 days to approximately 44 days. However, we purchased longer maturity securities only after careful analysis of their structure and the Trust’s current investment needs.

In terms of security selection, we found few attractive investments among U.S. Treasury securities. With strong demand for securities with shorter maturities, the supply of short-term U.S. Treasury bills came under pressure. As a result, their prices, already expensive in our view, moved even higher. Their yields, in turn, trended downward. Prices for most floating-rate instruments similarly remained unattractive.

Instead, we focused on fixed rate U.S. Government agency securities (“agencies”), which offered attractive yields at, what we believed were, more reasonable valuations. These short-term securities are issued by agencies such as the Federal

An investment in the Trust is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Trust may seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Trust.

1.	Compounded yields assume reinvestment of dividends. Past performance is not indicative of future results.

National Mortgage Association (Fannie Mae) or the Federal Home Loan Mortgage Corporation (Freddie Mac). Whenever possible, we further increased yield by acquiring such securities through agency auctions, which generally offer an advantage of two to four basis points over the secondary market and other sources. We also held a sizable position in repurchase agreements (“repos”), which are issued by a bank or other institution, but backed by U.S. Government or agency securities.

As of the end of the period, there remains little doubt that the Fed’s inflation-taming strategy is cooling off the economy. Given recent evidence of slowing consumer and business spending, the key concern facing today’s markets is whether or not the strategy may have worked too well. However, we believe the underlying economic fundamentals remain sound, with inflation in check. In addition, to bolster the slowing economy, the Fed recently began reversing the direction of its monetary policy by reducing interest rates. In this environment, we continue to look for opportunities to increase the Trust’s yield, consistent with our focus on liquidity and safety.

In closing, we’d like to thank you for your continued confidence and participation in the Trust. We look forward to helping you reach your financial goals. That’s what makes Centennial Government Trust an important part of The Right Way to Invest.

Sincerely,

James C. Swain
Chairman
Centennial Government Trust

Bridget A. Macaskill
President
Centennial Government Trust

January 23, 2001

Statement of Investments December 31, 2000 (Unaudited)
Centennial Government Trust

	Principal	Value
	Amount	See Note 1

Repurchase Agreements—14.1%

Repurchase agreement with PaineWebber, Inc., 6.09%, dated 12/29/00, to be repurchased at $195,299,063 on 1/2/01, collateralized by Federal Home Loan Mortgage Corp., 6%, 1/1/29, with a value of $181,459,630 and Federal National Mortgage Assn., 7%, 1/1/27, with a value of $75,399,703	$195,167,000	$195,167,000

U.S. Government Agencies—85.4%

Federal Home Loan Bank:

6.24%, 3/14/01	23,020,000	22,732,710

6.41%, 1/31/01	35,000,000	34,813,042

6.42%, 2/2/01	25,000,000	24,857,333

6.425%, 1/24/01	50,000,000	49,794,677

6.43%, 1/26/01-2/21/01	73,050,000	72,616,770

6.435%, 1/17/01	35,000,000	34,899,900

6.45%, 3/16/01	21,045,000	21,036,114

6.46%, 1/3/01	20,000,000	19,992,822

6.509%, 8/15/01(1)	35,000,000	34,985,123

Federal Home Loan Mortgage Corp.:

6.15%, 3/22/01	25,000,000	24,658,333

6.25%, 3/15/01	10,900,000	10,761,858

6.42%, 2/15/01	25,000,000	24,799,375

6.425%, 2/22/01	40,183,000	39,810,189

6.43%, 2/8/01	50,000,000	49,660,639

6.435%, 1/25/01	50,000,000	49,785,583

6.44%, 1/18/01	35,000,000	34,893,561

6.452%, 7/26/01(1)	25,000,000	24,990,123

6.46%, 1/2/01	15,000,000	14,997,312

Federal National Mortgage Assn.:

5.43%, 3/29/01	20,000,000	19,945,596

5.625%, 3/15/01	24,333,000	24,285,234

5.78%, 1/29/01	25,000,000	24,982,017

6.185%, 3/5/01	25,000,000	24,729,406

6.25%, 3/8/01	25,000,000	24,713,542

6.252%, 3/26/01	25,000,000	24,635,300

6.34%, 3/21/01	25,000,000	24,652,181

6.40%, 2/20/01	25,000,000	24,777,778

6.42%, 1/16/01-2/15/01	89,978,000	89,571,823

6.425%, 1/19/01	33,000,000	32,893,987

6.435%, 1/11/01	47,500,000	47,415,125

6.45%, 1/4/01	22,132,000	22,120,104

Statement of Investments December 31, 2000 (Unaudited)(Continued)
Centennial Government Trust

	Principal	Value
	Amount	See Note 1

U.S. Government Agencies (Continued)
FNMA Master Credit Facility:

6.45%, 3/1/01	$50,000,000	$49,471,458

6.46%, 2/1/01	40,000,000	39,777,489

Overseas Private Investment Corp.:

7.04%, 1/17/17(1)(2)	2,736,156	2,761,603

7.065%, 1/20/07(1)(2)	3,323,961	3,336,048

Student Loan Marketing Assn., guaranteeing commercial paper of Nebhelp, Inc.:

6.50%, 1/24/01(3)	25,000,000	24,896,181

6.52%, 1/16/01(3)	13,308,000	13,271,847

Student Loan Marketing Assn., guaranteeing commercial paper of New Hampshire Higher Education Loan Corp., Series 1995A:

6.47%, 1/12/01	34,202,000	34,134,385

6.50%, 1/10/01-1/30/01	37,564,000	37,413,114

Total U.S. Government Agencies		1,179,869,682

Total Investments, at Value	99.5%	1,375,036,682

Other Assets Net of Liabilities	0.5	6,331,507

Net Assets	100.0%	$1,381,368,189

1.	Represents the current interest rate for a variable or increasing rate security.

2.	Identifies issues considered to be illiquid or restricted—See Note 4 of Notes to Financial Statements.

3.	Security issued in an exempt transaction without registration under the Securities Act of 1933. Such securities amount to $38,168,028, or 2.76% of the Trust’s net assets, and have been determined to be liquid pursuant to guidelines adopted by the Board of Trustees.

See accompanying Notes to Financial Statements.

Statement of Assets and Liabilities December 31, 2000 (Unaudited)
Centennial Government Trust

ASSETS

Investments, at value—see accompanying statement	$1,375,036,682

Cash	1,602,934

Receivables and other assets:

Shares of beneficial interest sold	18,088,597

Interest	2,136,743

Other	57,523

Total assets	1,396,922,479

LIABILITIES

Payables and other liabilities:

Shares of beneficial interest redeemed	14,677,811

Dividends	388,324

Transfer and shareholder servicing agent fees	149,879

Service plan fees	116,755

Trustees’ compensation	1,698

Other	219,823

Total liabilities	15,554,290

NET ASSETS	$1,381,368,189

COMPOSITION OF NET ASSETS

Paid-in capital	$1,381,914,465

Accumulated net realized loss on investment transactions	(546,276)

NET ASSETS—applicable to 1,381,914,465 shares of beneficial interest outstanding	$1,381,368,189

NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE	$1.00

See accompanying Notes to Financial Statements

Statement of Operations For the Six Months Ended December 31, 2000 (Unaudited)
Centennial Government Trust

INVESTMENT INCOME—Interest	$41,979,002

EXPENSES

Management fees	2,849,171

Service plan fees	1,276,404

Transfer and shareholder servicing agent fees	366,924

Custodian fees and expenses	30,434

Trustees’ compensation	10,471

Other	231,227

Total expenses	4,764,631

Less expenses paid indirectly	(8,648)

Net expenses	4,755,983

NET INVESTMENT INCOME	37,223,019

NET REALIZED GAIN ON INVESTMENTS	1,748

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$37,224,767

Statements of Changes in Net Assets

	Six Months Ended
	December 31, 2000	Year Ended
	(Unaudited)	June 30, 2000

OPERATIONS

Net investment income	$37,223,019	$61,238,668

Net realized gain (loss)	1,748	13,728

Net increase in net assets resulting from operations	37,224,767	61,252,396

DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS	(37,223,019)	(61,238,668)

BENEFICIAL INTEREST TRANSACTIONS

Net increase (decrease) in net assets resulting from beneficial interest transactions	189,610,714	(21,379,309)

NET ASSETS

Total increase (decrease)	189,612,462	(21,365,581)

Beginning of period	1,191,755,727	1,213,121,308

End of period	$1,381,368,189	$1,191,755,727

See accompanying Notes to Financial Statements.

Financial Highlights
Centennial Government Trust

	Six Months Ended		Year Ended June 30,
	December 31, 2000
	(Unaudited)	2000	1999	1998		1997		1996

PER SHARE OPERATING DATA

Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00		$1.00		$1.00

Income from investment operations— net investment income and net realized gain	.03	.05	.04	.05		.05		.05

Dividends and/or distributions to shareholders	(.03)	(.05)	(.04)	(.05)		(.05)		(.05)

Net asset value, end of period	$1.00	$1.00	$1.00	$1.00		$1.00		$1.00

TOTAL RETURN(1)	2.97%	5.07%	4.47%	4.93%		4.75%		4.91%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)	$1,381	$1,192	$1,213	$1,132		$1,027		$942

Average net assets (in millions)	$1,264	$1,244	$1,245	$1,117		$1,032		$962

Ratios to average net assets:(2) Net investment income	5.86%	4.92%	4.37%	4.82%		4.65%		4.83%

Expenses	0.75%	0.74%	0.74%	0.75	%(3)	0.76	%(3)	0.77	%(3)

1.	Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends reinvested in additional charges on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns reflect changes in net investment income only. Total returns are not annualized for periods less than one full year.

2.	Annualized for periods of less than one full year.

3.	Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.

See accompanying Notes to Financial Statements.

Notes to Financial Statements (Unaudited)
Centennial Government Trust

1. Significant Accounting Policies

Centennial Government Trust (the Trust) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust’s investment objective is to seek a high level of current income that is consistent with the preservation of capital and the maintenance of liquidity. The Trust’s investment advisor is Centennial Asset Management Corporation (the Manager), a subsidiary of OppenheimerFunds, Inc. (OFI). The following is a summary of significant accounting policies consistently followed by the Trust.

Securities Valuation. Portfolio securities are valued on the basis of amortized cost, which approximates market value.

Repurchase Agreements. The Trust requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Trust may be delayed or limited.

Federal Taxes. The Trust intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income or excise tax provision is required.

As of June 30, 2000, the Trust had available for federal income tax purposes unused capital loss carryovers as follows:

Expiring

2003	$245,353

2004	278,711

2005	16,379

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

Expense Offset Arrangements. Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the Trust.

Other. Investment transactions are accounted for as of trade date. Realized gains and losses on investments are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Notes to Financial Statements (Unaudited) (Continued)
Centennial Government Trust

2. Shares of Beneficial Interest

The Trust has authorized an unlimited number of no par value shares of beneficial interest. Transactions in shares of beneficial interest were as follows:

	Six Months Ended December 31, 2000		Year Ended June 30, 2000

	Shares	Amount	Shares	Amount

Sold	1,751,019,089	$1,751,019,089	3,599,296,440	$3,599,296,440

Dividends and/or distributions reinvested	38,952,876	38,952,876	58,889,090	58,889,090

Redeemed	(1,600,361,251)	(1,600,361,251)	(3,679,564,839)	(3,679,564,839)

Net increase (decrease)	189,610,714	$189,610,714	(21,379,309)	$(21,379,309)

3. Fees and Other Transactions with Affiliates

Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Trust which provides for a fee of 0.50% of the first $250 million of the Trust’s net assets, 0.475% of the next $250 million, 0.45% of the next $250 million, 0.425% of the next $250 million, 0.40% of the next $250 million, 0.375% of the next $250 million and 0.35% of net assets in excess of $1.5 billion. The Manager has agreed to reimburse the Trust if aggregate expenses (with specified exceptions) exceed the lesser of 1.5% of the average annual net assets of the Trust up to $30 million and 1% of its average annual net assets in excess of $30 million; or 25% of the total annual investment income of the Trust. The Trust’s management fee for six months ended December 31, 2000 was an annualized rate of 0.45%, before any waiver by the Manager if applicable.

Transfer Agent Fees. Shareholder Services, Inc. (SSI), a division of the Manager, acts as the transfer and shareholder servicing agent for the Trust. Prior to January 1, 2001, SSI performed these services on an “at-cost” basis. Beginning January 2001, SSI is paid at an agreed upon per account fee.

Service Plan Fees. Under an approved service plan, the Trust may expend up to 0.20% of its average annual net assets annually to reimburse the Manager, as distributor, for costs incurred in connection with the personal service and maintenance of accounts that hold shares of the Trust, including amounts paid to brokers, dealers, banks and other financial institutions. During the six months ended December 31, 2000, the Trust paid $80,665 to a broker/dealer affiliated with the Manager as reimbursement for distribution-related expenses.

Notes to Financial Statements (Unaudited) (Continued)
Centennial Government Trust

4. Illiquid Securities

As of December 31, 2000, investments in securities included issues that are illiquid. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Trust intends to invest no more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. The aggregate value of illiquid securities subject to this limitation as of December 31, 2000, was $6,097,651, which represents 0.44% of the Trust’s net assets.

Centennial Government Trust

Officers and Trustees
James C. Swain, Trustee and
Chairman of the Board
Bridget A. Macaskill, Trustee and President
Robert G. Avis, Trustee
George C. Bowen, Trustee
Jon S. Fossel, Trustee
Sam Freedman, Trustee
Raymond J. Kalinowski, Trustee
C. Howard Kast, Trustee
Robert M. Kirchner, Trustee
Carol E. Wolf, Vice President
Andrew J. Donohue, Vice President and Secretary
Brian W. Wixted, Treasurer
Robert J. Bishop, Assistant Treasurer
Scott T. Farrar, Assistant Treasurer
Robert G. Zack, Assistant Secretary

Investment Advisor and Distributor Centennial Asset Management Corporation

Transfer and Shareholder Servicing Agent Shareholder Services, Inc.

Custodian of Portfolio Securities Citibank, N.A.

Independent Auditors Deloitte & Touche LLP

Legal Counsel Myer, Swanson, Adams & Wolf, P.C.

The financial statements included herein have been taken from the records of the Trust without examination of those records by the independent auditors.

For more complete information about Centennial Government Trust, please refer to the Prospectus. To obtain a copy, call your financial advisor, or contact Centennial Asset Management Corp. at 1.800.525.9310. Please read the prospectus carefully before you invest any money.

RS0170.001.1200 Printed on recycled paper